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                                                                  Exhibit 99.2


                             GENOMIC SOLUTIONS INC.

                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                         to be held on [         ], 2002


The undersigned hereby constitutes and appoints Jeffrey S. Williams and Steven
J. Richvalsky, and each of them singly, as Proxies of the undersigned, with full power to appoint his or her substitute, and authorizes each of them to vote at the Special Meeting of Stockholders of Genomic Solutions Inc. to be held on [ ], 2002 (including any adjournments or postponements thereof), with all the powers the undersigned would possess if personally present, as specified hereon, on the Agreement and Plan of Merger and the transactions contemplated by that agreement and, in their discretion, on any other business that may come before the meeting.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Stockholders and the related Proxy Statement and Prospectus and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                             GENOMIC SOLUTIONS INC.

               PLEASE VOTE AND SIGN ON THE OTHER SIDE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
                       DO NOT FORGET TO DATE YOUR PROXY.



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--------
   X     PLEASE MARK VOTE
         AS IN THIS EXAMPLE
--------



     PROPOSAL OF GENOMIC SOLUTIONS INC. To adopt and approve the Agreement and Plan of Merger, dated as of July 17, 2002, by and among Harvard Bioscience, Inc., a Delaware corporation, HAG Acq. Corp., a Delaware corporation and a wholly-owned subsidiary of Harvard Bioscience, and Genomic Solutions Inc., a Delaware corporation, and to approve the merger contemplated by the merger agreement.

            --------                  --------                     -------
    FOR                    AGAINST                    ABSTAIN
            --------                  --------                     -------



PLEASE BE SURE TO SIGN AND DATE THIS PROXY



                    DATE:
                           -------------------------------------------------

            SIGNATURE(S):
                           -------------------------------------------------

       CHANGE OF ADDRESS?
                           -------------------------------------------------

                           -------------------------------------------------

                           --------------------------------------------------



PLEASE SIGN NAME EXACTLY AS SHOWN. WHERE THERE IS MORE THAN ONE HOLDER, EACH SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, ADMINISTRATOR, GUARDIAN OR TRUSTEE, PLEASE ADD YOUR TITLE AS SUCH. IF EXECUTED BY A CORPORATION OR PARTNERSHIP, THE PROXY SHOULD BE SIGNED BY A DULY AUTHORIZED PERSON, STATING HIS OR HER TITLE OR AUTHORITY.